UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 1, 2022

MVB Financial Corp.
(Exact name of registrant as specified in its charter)

West Virginia	001-38314	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Virginia Avenue, Fairmont, WV	26554-2777
(Address of principal executive offices)	(Zip Code)

(304) 363-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MVBF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective as of October 1, 2022 (the “Closing Date”), MVB Bank, Inc., a West Virginia state chartered bank (the “Bank”) and wholly-owned subsidiary of MVB Financial Corp. (“MVB”), completed the purchase of 3,748,392.93 Class B Common Units (the “MVB Investment”) of Warp Speed Holdings LLC, a Wyoming limited liability company (“Warp Speed”), pursuant to the terms of the Equity Purchase Agreement between the Bank and Warp Speed dated March 13, 2022, as thereby assigned by the Bank to MVB effective as of April 28, 2022 (as assigned, the “Purchase Agreement”). The MVB Investment represents thirty-seven and one-half percent (37.5%) of the outstanding equity interests of Warp Speed on a fully-diluted basis.

In connection with the closing of the MVB Investment, Warp Speed caused the redemption of all or a portion of certain Warp Speed members’ equity interests, with the cash consideration paid by MVB for the MVB Investment as further described below (the “Redeemed Interests”).

The aggregate consideration paid by MVB for the MVB Investment on the Closing Date was (i) $38,400,000 in cash (the “Aggregate Cash Consideration”), plus (ii) 313,030 shares of newly issued common stock of MVB, with an aggregate value as of the Closing Date of $9,579,429.47, based on the volume-weighted average closing price for shares of MVB common stock for the 20 trading days ending the day prior to the Closing Date. MVB paid the MVB Cash Consideration (less brokers’ fees) to certain members of Warp Speed who elected to receive cash consideration for their Redeemed Interests, and remitted the MVB Stock Consideration to each pre-closing member of Warp Speed, minus a portion of the MVB Stock Consideration that will be held in escrow and disbursed in accordance with the terms of escrow.

Pre-Closing Put-Together Transaction

Immediately prior to the closing of the MVB Investment, the pre-closing members of Warp Speed contributed to Warp Speed all of their equity interests in certain entities under common control of the sellers specified in the Purchase Agreement, in exchange for equity interests in Warp Speed (the “Put-Together Transaction”). As of the Closing Date, Warp Speed serves as a holding company for the entities contributed in the Put-Together Transaction as further described below, which are focused on residential and commercial loan origination and servicing, business and personal insurance brokerage and data analytics.

The entities contributed in the Put-Together Transaction include (i) CalCon Mutual Mortgage LLC, a Delaware limited liability company (“CalCon”), (ii) OneTrust International LLC, a Puerto Rico limited liability company (“OneTrust”), (iv) 85% of the equity interests of Click2Bind Insurance Services, LLC, a California limited liability company (“Click2Bind”), and (iv) Yellowstone Global Investments LLC, a Wyoming limited liability company (“Yellowstone”). Yellowstone is the holding company for Empower Title, LLC, a Texas limited liability company (“Empower Title”) and Grind Analytics LLC, a California limited liability company (“Grind”). Yellowstone owns 65% of the equity interests in Empower and 45% of the equity interests of Grind, and accounts for such interests as equity method investees. As a holding company, Yellowstone has no operations other than owning its equity interests in each of Empower Title and Grind, and does not exercise day to day management control over either Empower Title or Grind. It is expected that Yellowstone will be dissolved following the Closing Date, with the equity interests in Empower Title and Grind held by Warp Speed.

Empower Title is a title company primarily serving builders and developers within residential and commercial real estate markets. The company has 37 employees located in Texas and Florida, conducting operations in Texas, Florida and Tennessee. In addition to Texas, Florida, and Tennessee, Empower Title is also licensed in Georgia and North Carolina.

Grind offers proprietary products and professional development services that help companies optimize how they operate. Grind is a pre-revenue early stage company.

All of Yellowstone’s revenue is derived from its equity interests in Empower Title and Grind. As of the year ended December 31, 2021, Yellowstone’s had $3,855,318 in total revenue and $3,440,315 of net income, substantially all of which was derived from Yellowstone’s equity interest in Empower Title. Yellowstone’s total assets for the year ended December 31, 2021, was $3,263,242.

In connection with the MVB Investment, MVB has obtained from the staff of the Securities and Exchange Commission (the “SEC”) a waiver from the requirements of Rule 3-05 of Regulation S-X to provide certain financial statements of Click2Bind, Yellowstone, Empower Title and Grind. Accordingly, MVB does not expect to file financial statements with respect to these entities in connection with the MVB Investment.

The foregoing description of the MVB Investment and related transactions in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was attached as Exhibit 10.1 to MVB’s Current Report on Form 8-K filed with the SEC on March 14, 2022, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On the Closing Date, MVB issued 313,030 shares of newly issued common stock of MVB (the “Securities”) to each pre-closing member of Warp Speed in connection with the MVB Investment as the MVB Stock Consideration, as further described in Item 2.01 above.

The Securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and/or Regulation D promulgated thereunder.

Item 8.01 Other Events.

On October 3, 2022, MVB issued a press release announcing the closing of the MVB Investment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements of CalCon and OneTrust as required to be filed under this Item 9.01(a) shall be filed by an amendment to this Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed. MVB has obtained from the staff of the SEC a waiver from the requirements of Rule 3-05 of Regulation S-X to provide audited financial statements for Click2Bind, Yellowstone, Empower Title and Grind. Accordingly, MVB does not expect to file audited financial statements with respect to these entities.

(b) Pro Forma Financial Information

The pro forma financial information required to be filed under this Item 9.01(b) shall be filed by an amendment to this Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

10.1 Equity Purchase Agreement dated March 13, 2022, between Warp Speed and the Bank (incorporated by reference herein to Exhibit 10.1 of the Current Report on Form 8-K, filed by MVB on March 14, 2022).

99.1 Press Release of MVB Financial Corp., dated October 3, 2022.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp.
By:	/s/ Donald T. Robinson
Donald T. Robinson President and Chief Financial Officer

Date: October 3, 2022